UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS International Equity Portfolio

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS International Equity Fund

(formerly Scudder International Equity Fund)

Classes A, B, C and Investment

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

DWS International Equity Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

International Equity Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to June 29, 2001 are derived from the historical performance of Investment Class shares of the DWS International Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS International Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	24.64%	38.57%	27.05%	6.84%	7.56%
Class B	24.07%	37.47%	26.01%	5.99%	6.73%
Class C	24.18%	37.49%	26.08%	6.02%	6.75%
Investment Class	24.61%	38.50%	26.98%	6.81%	7.54%
MSCI EAFE Index+	22.89%	33.49%	29.10%	9.18%	6.68%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class
Net Asset Value: 4/30/06	$ 15.60	$ 15.40	$ 15.12	$ 30.42
10/31/05	$ 12.73	$ 12.52	$ 12.29	$ 24.84
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .23	$ .12	$ .12	$ .45
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Equity Fund — Class A [] MSCI EAFE Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS International Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,061	$19,328	$13,122	$19,535
	Average annual total return	30.61%	24.57%	5.58%	6.93%
Class B	Growth of $10,000	$13,447	$19,810	$13,309	$19,182
	Average annual total return	34.47%	25.59%	5.88%	6.73%
Class C	Growth of $10,000	$13,749	$20,042	$13,395	$19,208
	Average annual total return	37.49%	26.08%	6.02%	6.75%
MSCI EAFE Index+	Growth of $10,000	$13,349	$21,518	$15,517	$19,090
	Average annual total return	33.49%	29.10%	9.18%	6.68%

The growth of $10,000 is cumulative.

Growth of an Assumed $10,000 Investment
[] DWS International Equity Fund — Investment Class [] MSCI EAFE Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS International Equity Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$13,850	$20,475	$13,899	$20,692
	Average annual total return	38.50%	26.98%	6.81%	7.54%
MSCI EAFE Index+	Growth of $10,000	$13,349	$21,518	$15,517	$19,090
	Average annual total return	33.49%	29.10%	9.18%	6.68%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Investment Class Lipper Rankings — International Large-Cap Core Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	33	of	211	16
3-Year	74	of	195	38
5-Year	84	of	155	54
10-Year	18	of	65	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,246.40	$ 1,240.70	$ 1,241.80	$ 1,246.10
Expenses Paid per $1,000*	$ 8.35	$ 12.50	$ 12.51	$ 8.35
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,017.36	$ 1,013.64	$ 1,013.64	$ 1,017.36
Expenses Paid per $1,000*	$ 7.50	$ 11.23	$ 11.23	$ 7.50

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
DWS International Equity Fund	1.50%	2.25%	2.25%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Matthias Knerr discusses DWS International Equity Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did the international stock markets perform during the past six months?

A: International equities delivered exceptional performance for the reporting period, as the market environment was highly favorable across many areas. The MSCI EAFE Index — the fund's benchmark — produced a return of 22.89% in US dollar terms.1 The benchmark's returns also were strong in local currency terms (18.78%), and another 4.11% was added by the advance of the euro, UK pound sterling, Australian dollar and Japanese yen, among other international currencies, vs. the US dollar. (Since foreign shares are denominated in local-country currencies, a gain in the value of local currencies vs. the dollar increases the value of the investment in US dollar terms.) International equities as an asset class widely outperformed the 9.64% return of US stocks, as measured by the S&P 500 Index.2

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The breadth of the market's advance was evidenced by the fact that all ten sectors within the MSCI EAFE Index produced positive returns. The clear winners during the six-month time frame were the materials and industrials sectors. Within materials, the metals and mining industry produced stellar results as extraordinary demand from the emerging Asia investment region, particularly China, pushed up prices for steel, copper, aluminum, zinc and other standard materials. The price of gold also rose sharply. Within the industrials sector, the capital goods industry produced excellent results behind the strong performance of electrical equipment, machinery and aerospace manufacturers. While most sectors produced highly positive absolute returns, the telecommunications sector was a notable laggard for the period. Fixed-line operators in Continental Europe continue to be hamstrung by severe pricing competition and by the threat of disruptive technologies such as wireless and Internet telephony.

Continental European markets generated robust returns during the last six months, as European business confidence rose to its highest level in five years in March and several key European companies, such as Finland's Nokia Oyj, delivered favorable earnings reports. Further stoking markets was the relentless pace of mergers and acquisitions (M&A) activity. Fifteen of the largest 20 M&A deals by volume in 2006 involved non-US companies. Among the key announced deals were E.ON's bid for Endesa (utilities), Mittal Steel's bid for Arcelor (materials), Grupo Ferrovial's bid for BAA (industrials) and Bayer's bid for Schering (health care). Record levels of earnings and cash flows have enabled companies to grow their business lines via acquisition, allowing for consolidation in many industries.

While stock markets in Asia trailed those in Europe, the economic news from the region was nonetheless highly positive. Japan's bout with deflation (falling prices) appears to be coming to an end, as Japanese consumer price inflation rose for a third straight month in March. Additionally, Japanese unemployment posted a record decline from 4.5% to 4.1% during the first quarter of 2006, and income rose due to higher-than-expected winter bonuses. A recent Survey of Household Economy also announced that spending on big-ticket items increased substantially, leaving little doubt that discretionary spending is firm. Although industrial production figures for January and February were somewhat below forecast, the fourth-quarter 2005 gross domestic product report pointed to 4.0% growth, one of the highest expansion rates among the developed markets. This added to the evidence that Japan is emerging from its decade of deflation and consumer weakness.

Despite the sharp advance in most international markets, we believe foreign equities maintained their attractiveness as an asset class. Price-to-earnings ratios in most international markets are less expensive than in the United States, and dividend yields are consistently higher.3 In addition, while interest rates have been rising around the world, most foreign lending rates remain below those in the United States. The US federal funds rate stood at 4.75% at the close of the reporting period, among the highest in the developed countries. Comparatively, rates in the key overseas markets — Eurozone (2.5%), Japan (0.1%), Switzerland (1.25%), Sweden (2.0%), Norway (2.5%) and the UK (4.5%) — were lower.

3 Price-to-earnings (p/e) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares for the six months ended April 30, 2006 was 24.64%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

For the period, the MSCI EAFE Index returned 22.89%, and the average return of the 212 funds in the Lipper International Large-Cap Core Funds category was 23.11%.4 The fund outperformed the peer group average for the one- and three-year intervals.5

4 International Large-Cap Core Funds category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. It is not possible to invest directly into a Lipper category.

5 Source: Lipper Inc. as of April 30, 2006. The fund's Class A shares ranked 31 and 72 for the one- and three-year periods as of April 30, 2006. There were 211 and 195 funds, respectively, in Lipper's International Large-Cap Core Funds category. Ranking is based on the fund's total return in the period cited. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Lipper returns are the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the International Large-Cap Core Funds category. It is not possible to invest directly in a Lipper category.

Q: What elements of the fund's geographic positioning helped and hurt performance?

A: When reviewing performance results, it is important to keep in mind that the fund's regional investment profile is a residual of the bottom-up stock-selection process. As a result, the fund may deviate from the country or sector allocations of the benchmark.

From an allocation standpoint, the fund's overweight (a weighting greater than that of the benchmark) in emerging market equities contributed positively to its return. The fund's energy and materials positions in Brazil and Russia were handsomely rewarded as global demand for commodities remained elevated. Additionally, strong returns were generated by positions in both Mexico and South Korea. The fund's overweight in Continental Europe, and specifically in Finland and Germany, also produced a positive contribution. The fund's underweight (a weighting lower than the benchmark) in the United Kingdom was helpful to performance, as UK returns — while positive on an absolute basis — were weak relative to the international markets overall.

The fund's slight underweight in Japan was a detractor to relative performance, given that Japanese stocks outperformed all other country constituents of the MSCI EAFE Index during the second half of 2005.

Q: From a sector standpoint, what factors helped performance?

A: The primary contributor to the fund's returns was stock selection in the financials sector, with holdings in Europe delivering outstanding results. Two of the best-performing holdings were the Italian bank stocks Capitalia SpA and Banca Italease. The performance of Capitalia — Italy's fourth-biggest bank by assets — was driven by positive operating results and speculation that the bank may merge with a rival. Banca Italease, a provider of lease financing, surged after reporting a 62% rise in net profits as a result of improved distribution efforts. German financial companies also produced robust returns for the period: Hypo Real Estate Holding AG and Commerzbank AG both returned in excess of 40% in US dollar terms. Also, a trio of Japanese financials — Mitsui Fudosan Co., Ltd., Mizuho Financial Group, Inc. and Mitsubishi UFJ Financial Group, Inc. — produced excellent results, as real estate companies and diversified financials are expected to generate stronger operating results in the improved Japanese economy.

An underweight in the telecommunications sector also generated positive relative results. Our avoidance of some of the worst performers in the benchmark — such as France Telecom, Deutsche Telecom and Telecom Italia — all contributed to the fund's strong relative performance. The fund also received a boost from its position in PT Telekomunikasi Indonesia (ADR), which provides a variety of domestic telecom services such as telephone, satellite and leased-line services. The company has been able to attract a wider customer base, particularly in its cellular division, and has increased communications coverage in its home market.

The next best-performing sector was energy. Emerging-market companies including Petroleo Brasiliero SA (Brazil) and OAO Gazprom (Russia) continue to outperform their global peers. Gazprom, which as the world's largest natural gas producer accounts for about a quarter of Western Europe's gas needs, was bolstered after management announced a 26% increase in net profits. Within the developed markets, Norsk Hydro ASA, Norway's second-largest oil company, released profits that unexpectedly rose in the fourth quarter as prices for crude oil and gas climbed.

The fund's outperformance within the utilities sector was driven by its overweight in Finland's Fortum Oyj, which was one of the best performers among European utilities. The company's fourth quarter net income, which rose 78%, was bolstered by its increased pricing power in the Nordic markets. This allowed the company to initiate a stock buyback program and a dividend increase, which was seen as a good return of capital to investors.

Q: What elements of the fund's positioning were negatives for performance?

A: Stock selection within industrials was a drag on overall results. Shares of the UK's Smiths Group were negatively affected by profit-taking, and we exited the position. Additionally, the fund's non-holding of Switzerland's ABB, was a hindrance to its return relative to the benchmark.

The materials sector crimped relative returns to a small extent. The fund was underweight (vs. the benchmark) in key securities that profited from the commodities boom, such as Anglo American, which appreciated in tandem with gold's ascent. Additionally, the fund's underweight in Arcelor detracted from relative results.

Q: What is your strategic outlook for the international markets?

A: During the past six months, large-cap stocks continued to underperform their smaller-cap peers, with the worst performance coming from the mega-caps (stocks with market capitalizations of more than $50 billion). In fact, if the contribution of energy stocks is separated from each universe, the performance of the remaining shares has been exceptionally poor relative to the overall market.

With this as a backdrop, investors have clearly lost patience with many corporate management teams, and the pressure to act is mounting via rising shareholder activism. The first response to investor concerns by corporations was to increase the cash returns to shareholders. Like most trends, the early adopters have been the biggest beneficiaries. At this point, increased share buybacks, special dividends and higher payout ratios are on the agenda of nearly every major large-cap company. The incremental benefit to shareholders of further balance-sheet optimization appears to be diminishing. Unfortunately for company managements, shareholders have not been placated by these measures. In fact, one could argue that they have become emboldened by their recent successes, resulting in even greater pressure for higher returns.

For the largest companies, significant organic growth opportunities are difficult to find. With the global economy performing well, corporate cash flows strong and interest rates low, the next natural step is therefore to "buy" growth via mergers and acquisitions. Given the low absolute level of interest rates in almost every major market, sitting on cash is diluting returns. Managements, therefore, have the luxury of a low hurdle rate over which to complete deals that are additive to earnings. This trend appears set to continue given the maturity of the economic cycle, the ample liquidity in the market and the positive market reaction when management undertakes a good strategic deal at a reasonable price.

Unfortunately for the largest companies, there are only a small number of deals of sufficient size to contribute meaningfully to growth. Although there are certainly some scale economies to be gained, the downside from an added level of complexity and a further lack of focus is likely to more than offset the increased cost savings. The bottom line is that once a certain threshold is achieved, size is not necessarily a competitive advantage.

We believe the only solution is for large companies to actually get smaller. Managements need to take a hard look at their existing set of assets (in terms of products, brands and geographies), decide which ones offer the best long-term opportunities and focus their efforts on developing them. For the rest, management should look to extract the maximum amount of value for shareholders by selling off, spinning out or closing down businesses that are no longer part of the long-term future of the company.

We believe this next phase is only in the early stages of development. For many companies, the changes required will be radical and the structure of the company will be altered considerably as a result. As before, management teams that are early adopters of the trend will be rewarded most by investors. As such, individual stock selection likely will be an increasingly important factor in differentiating investor performance in the months and years ahead.

As always, our preference continues to be for companies able to reinvest their cash flows at a positive return in organic growth opportunities. We will seek to identify new investments that meet our criteria while remaining focused on the quality and sustainability of returns over the long term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographic Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/06	10/31/05

Japan	21%	23%
United Kingdom	15%	16%
Germany	14%	13%
France	10%	7%
Switzerland	7%	8%
Italy	5%	5%
Finland	4%	3%
Brazil	3%	2%
Ireland	2%	3%
Greece	2%	3%
Sweden	1%	4%
Other	16%	13%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	4/30/06	10/31/05

Financials	35%	32%
Consumer Discretionary	12%	15%
Energy	11%	11%
Industrials	11%	8%
Materials	7%	6%
Information Technology	7%	6%
Health Care	6%	7%
Consumer Staples	5%	6%
Telecommunication Services	4%	6%
Other	2%	3%
	100%	100%

Geographic and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (19.6% of Net Assets)
1. Total SA Producer of oil and natural gas	France	2.8%
2. Canon, Inc. Producer of visual image and information equipment	Japan	2.1%
3. UBS AG Provider of commercial and investment banking services	Switzerland	2.1%
4. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	2.0%
5. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	1.9%
6. Mitsubishi Corp. Operator of a general trading company	Japan	1.9%
7. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	1.9%
8. Axa Provider of various insurances	France	1.7%
9. Societe Generale Provider of various banking services	France	1.6%
10. Norsk Hydro ASA Provider of resources such as gas, oil and electric power	Norway	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 39. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments in International Equity Portfolio, at value	$ 331,584,183
Receivable for Fund shares sold	1,274,544
Interest receivable	24,556
Other assets	25,118
Total assets	332,908,401
Liabilities
Payable for Fund shares redeemed	367,598
Other accrued expenses and payables	69,116
Total liabilities	436,714
Net assets, at value	$ 332,471,687
Net Assets
Net assets consist of: Undistributed net investment income	1,054,307
Net unrealized appreciation (depreciation) on: Investments	64,300,134
Foreign currency related transactions	119,138
Accumulated net realized gain (loss)	(352,497,257)
Paid-in capital	619,495,365
Net assets, at value	$ 332,471,687

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($7,546,713 ÷ 483,796 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 15.60
Maximum offering price per share (100 ÷ 94.25 of $15.60)	$ 16.55

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,326,495 ÷ 86,158 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 15.40

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,094,136 ÷ 72,379 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 15.12
Investment Class Net Asset Value, offering and redemption price(a) per share ($322,504,343 ÷ 10,601,320 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 30.42

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Total investment income allocated from International Equity Portfolio: Dividends (net of foreign taxes withheld of $293,449)	$ 5,544,586
Interest — Cash Management QP Trust	74,531
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	135,440
Expenses(a)	(1,035,977)
Net investment income (loss) allocated from International Equity Portfolio	4,718,580
Expenses: Administrator service fee	1,257,664
Distribution and shareholder servicing fee	18,760
Registration fees	25,031
Reports to shareholders	29,280
Legal	12,516
Auditing	12,285
Trustees' fees and expenses	2,466
Other	643
Total expenses before expense reductions	1,358,645
Expense reductions	(163,535)
Total expenses after expense reductions	1,195,110
Net investment income (loss)	3,523,470
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from International Equity Portfolio: Investments (net of foreign taxes of $444)	40,805,174
Foreign currency related transactions	(86,704)
40,718,470
Net unrealized appreciation (depreciation) during the period on: Investments	21,341,312
Foreign currency related transactions	192,706
21,534,018
Net gain (loss) on investment transactions	62,252,488
Net increase (decrease) in net assets resulting from operations	$ 65,775,958

(a) For the six months ended April 30, 2006, the Advisor/Administrator of the Portfolio waived fees in the amount of $238,263 which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 3,523,470	$ 3,116,375
Net realized gain (loss) on investment transactions	40,718,470	49,286,827
Net unrealized appreciation (depreciation) during the period on investment transactions	21,534,018	1,821,631
Net increase (decrease) in net assets resulting from operations	65,775,958	54,224,833
Distributions to shareholders from: Net investment income: Class A	(107,147)	(13,836)
Class B	(10,582)	—
Class C	(7,856)	—
Investment Class	(4,750,824)	(645,055)
Fund share transactions: Proceeds from shares sold	35,762,537	72,548,640
Reinvestment of distributions	4,186,296	539,853
Cost of shares redeemed	(45,672,582)	(136,244,397)
Redemption fees	1,493	7,745
Net increase (decrease) in net assets from Fund share transactions	(5,722,256)	(63,148,159)
Increase (decrease) in net assets	55,177,293	(9,582,217)
Net assets at beginning of period	277,294,394	286,876,611
Net assets at end of period (including undistributed net investment income of $1,054,307 and $2,407,246, respectively)	$ 332,471,687	$ 277,294,394

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.73	$ 10.52	$ 9.59	$ 8.00	$ 9.28	$ 11.05
Income (loss) from investment operations: Net investment income (loss)	.17[c]	.13[c]	.05[c]	.07[c]	.03[c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.93	2.11	1.07	1.53	(1.30)	(1.76)
Total from investment operations	3.10	2.24	1.12	1.60	(1.27)	(1.77)
Less distributions from: Net investment income	(.23)	(.03)	(.19)	(.01)	(.01)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 15.60	$ 12.73	$ 10.52	$ 9.59	$ 8.00	$ 9.28
Total Return (%)[d,e]	24.64**	21.27	11.77	19.95[f]	(13.68)	(16.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	6	5	5	9
Ratio of expenses before expense reductions, including expenses allocated from International Equity Portfolio (%)	2.01*	2.01	2.01	1.97	1.94	1.73*
Ratio of expenses after expense reductions, including expenses allocated from International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	1.19**	1.10	.54	.87	.34	(.44)*

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 10.41	$ 9.49	$ 7.97	$ 9.33	$ 11.13
Income (loss) from investment operations: Net investment income (loss)	.12[c]	.04[c]	(.02)[c]	.01[c]	(.04)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.88	2.07	1.05	1.51	(1.31)	(1.76)
Total from investment operations	3.00	2.11	1.03	1.52	(1.35)	(1.80)
Less distributions from: Net investment income	(.12)	—	(.11)	—***	(.01)	—***
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 15.40	$ 12.52	$ 10.41	$ 9.49	$ 7.97	$ 9.33
Total Return (%)[d,e]	24.07**	20.27	10.92	19.07[f]	(14.35)	(16.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.7		.5	.4	.4
Ratio of expenses before expense reductions, including expenses allocated from International Equity Portfolio (%)	2.76*	2.76	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from International Equity Portfolio (%)	2.25*	2.25	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.79**	.35	(.21)	.11	(.41)	(1.19)*

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.29	$ 10.22	$ 9.32	$ 7.83	$ 9.15	$ 10.92
Income (loss) from investment operations: Net investment income (loss)	.12[c]	.04[c]	(.02)[c]	.01[c]	(.04)[c]	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.83	2.03	1.03	1.48	(1.27)	(1.68)
Total from investment operations	2.95	2.07	1.01	1.49	(1.31)	(1.77)
Less distributions from: Net investment income	(.12)	—	(.11)	—***	(.01)	—***
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 15.12	$ 12.29	$ 10.22	$ 9.32	$ 7.83	$ 9.15
Total Return (%)[d,e]	24.18**	20.25	10.89	19.03[f]	(14.20)	(16.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.5		.2	.1	.3
Ratio of expenses before expense reductions, including expenses allocated from International Equity Portfolio (%)	2.76*	2.76	2.76	2.72	2.69	2.48*
Ratio of expenses after expense reductions, including expenses allocated from International Equity Portfolio (%)	2.25*	2.25	2.25	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.88**	.35	(.21)	.11	(.41)	(1.19)*

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return does not reflect the effect of any sales charges.

[f] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.84	$ 20.54	$ 18.72	$ 15.63	$ 18.14	$ 25.55
Income (loss) from investment operations: Net investment income (loss)	.33[b]	.25[b]	.11[b]	.14[b]	.06[b]	.08
Net realized and unrealized gain (loss) on investment transactions	5.70	4.10	2.08	2.96	(2.56)	(7.28)
Total from investment operations	6.03	4.35	2.19	3.10	(2.50)	(7.20)
Less distributions from: Net investment income	(.45)	(.05)	(.37)	(.01)	(.01)	—
Net realized gain on investment transactions	—	—	—	—	—	(.21)
Total distributions	(.45)	(.05)	(.37)	(.01)	(.01)	(.21)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 30.42	$ 24.84	$ 20.54	$ 18.72	$ 15.63	$ 18.14
Total Return (%)[c]	24.61**	21.14	11.80	19.85[d]	(13.78)	(28.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	322	269	280	347	418	815
Ratio of expenses before expense reductions, including expenses allocated from International Equity Portfolio (%)	1.76*	1.76	1.76	1.72	1.69	1.68
Ratio of expenses after expense reductions, including expenses allocated from International Equity Portfolio (%)	1.50*	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) (%)	1.18**	1.10	.54	.86	.34	24

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Equity Fund (the "Fund") (formerly Scudder International Equity Fund) is a diversified series of the DWS Advisor Funds (the "Trust") (formerly Scudder Advisor Funds) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio, the International Equity Portfolio (formerly Scudder International Equity Portfolio) (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"). On April 30, 2006, the Fund owned approximately 98% of the Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $393,215,700 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($902,177), October 31, 2009 ($256,733,423), October 31, 2010 ($108,361,900) and October 31, 2011 ($27,218,200), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to the fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 28,170	$ 3,490	$ 16,079
Class B	5,085	633	3,097
Class C	3,857	470	2,850
Investment Class	1,220,552	148,073	213,228
	$ 1,257,664	$ 152,666	$ 235,254

For the period November 1, 2005 through May 31, 2006, the Advisor and Administrator contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class A shares and 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 8,285	$ 8,285	$ —
Class B	4,488	—	775
Class C	3,403	—	624
	$ 16,176	$ 8,285	$ 1,399

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Annualized Effective Rate
Class B	$ 1,483	$ 1,483	0.00%
Class C	1,101	1,101	0.00%
	$ 2,584	$ 2,584

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $1,257.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $104 and $18, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $17,880, of which $7,680 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	71,219	$ 1,008,432	84,016	$ 1,007,451
Class B	18,295	248,494	26,690	308,310
Class C	20,555	282,025	41,685	473,833
Investment Class	1,236,923	34,223,586	3,064,169	70,759,046
		$ 35,762,537		$ 72,548,640
Shares issued to shareholders in reinvestment of distributions
Class A	5,285	$ 70,504	814	$ 9,526
Class B	645	8,512	—	—
Class C	444	5,755	—	—
Investment Class	157,630	4,101,525	23,199	530,327
		$ 4,186,296		$ 539,853
Shares redeemed
Class A	(113,527)	$ (1,531,395)	(139,040)	$ (1,638,067)
Class B	(13,444)	(189,751)	(17,585)	(203,562)
Class C	(10,616)	(146,467)	(35,673)	(398,917)
Investment Class	(1,620,210)	(43,804,969)	(5,871,504)	(134,003,851)
		$ (45,672,582)		$ (136,244,397)
Redemption fees		$ 1,493		$ 7,745
Net increase (decrease)
Class A	(37,023)	$ (452,459)	(54,210)	$ (620,918)
Class B	5,496	67,255	9,105	104,775
Class C	10,383	141,313	6,012	74,934
Investment Class	(225,657)	(5,478,365)	(2,784,136)	(62,706,950)
		$ (5,722,256)		$ (63,148,159)

D. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

E. Fund Merger

On October 14, 2005, the Board of Trustees approved, in principle, the merger of the Fund into DWS International Fund.

Completion of the merger is subject to a number of conditions, including final approval by each Fund's Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held at a future date. In addition, should the merger receive final approval, future utilization of the capital loss carryforward at October 31, 2005, may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS International Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. The meeting was adjourned and then reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Advisor Funds.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	439,214,704.469	3,753,093.585
Dawn-Marie Driscoll	439,224,192.946	3,743,605.108
Keith R. Fox	439,230,602.032	3,737,196.022
Kenneth C. Froewiss	439,255,986.088	3,711,811.966
Martin J. Gruber	439,184,395.908	3,783,402.146
Richard J. Herring	439,254,370.904	3,713,427.150
Graham E. Jones	439,202,833.057	3,764,964.997
Rebecca W. Rimel	439,229,633.088	3,738,164.966
Philip Saunders, Jr.	439,157,742.341	3,810,055.713
William N. Searcy, Jr.	439,269,874.890	3,697,923.164
Jean Gleason Stromberg	439,256,234.415	3,711,563.639
Carl W. Vogt	439,195,306.566	3,772,491.488
Axel Schwarzer	439,210,622.946	3,757,175.108

II. Approval of revised fundamental investment restrictions on:

II-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,533.775	90,562.108	108,033.926	1,587,252.000

II-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,570,317.655	91,778.228	108,033.926	1,587,252.000

II-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,839.007	90,256.876	108,033.926	1,587,252.000

II-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,573,162.582	88,933.301	108,033.926	1,587,252.000

II-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,573,027.972	89,067.911	108,033.926	1,587,252.000

II-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,062.249	91,033.634	108,033.926	1,587,252.000

II-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,570,433.336	91,662.547	108,033.926	1,587,252.000

II-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,488.481	90,607.402	108,033.926	1,587,252.000

II-I Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
4,571,637.742	90,458.141	108,033.926	1,587,252.000

III. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Advisor Funds.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
417,769,769.140	2,715,885.592	3,342,376.322	19,139,767.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders.

(The following financial statements of the International Equity Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 95.2%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $1,978,201)	169,863	3,607,044
Austria 0.6%
OMV AG (Cost $1,773,732)	28,900	2,009,324
Belgium 2.2%
InBev NV (a)	70,500	3,555,934
Umicore (a)	24,100	3,843,138
(Cost $6,287,980)		7,399,072
Brazil 2.6%
Companhia Vale do Rio Doce (ADR)	48,584	2,503,048
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	84,300	3,125,001
Petroleo Brasileiro SA (ADR)	31,500	3,113,145
(Cost $4,157,290)		8,741,194
Finland 3.9%
Fortum Oyj	139,100	3,513,282
Neste Oil Oyj	74,700	2,606,721
Nokia Oyj	129,404	2,946,774
Nokian Renkaat Oyj	243,230	4,161,009
(Cost $11,411,955)		13,227,786
France 9.2%
Axa	153,691	5,640,453
CNP Assurances	28,664	3,099,127
Pernod Ricard SA	18,035	3,497,131
Schneider Electric SA	35,968	4,072,608
Societe Generale	36,386	5,559,046
Total SA	33,762	9,336,638
(Cost $21,892,758)		31,205,003
Germany 12.3%
Allianz AG (Registered) (a)	18,998	3,180,538
BASF AG (a)	42,491	3,643,109
Bayer AG (a)	78,939	3,645,971
Commerzbank AG	105,892	4,388,543
Continental AG (a)	31,781	3,783,758
DaimlerChrysler AG (Registered) (a)	43,875	2,405,629
Deutsche Boerse AG	25,124	3,633,364
E.ON AG* (a)	41,645	5,071,623
Fresenius Medical Care AG & Co.	25,476	3,056,886
Hypo Real Estate Holding AG	94,154	6,583,049
Siemens AG (Registered)	23,805	2,252,430
(Cost $26,521,787)		41,644,900
Greece 1.9%
Alpha Bank AE	82,995	3,141,196
Hellenic Telecommunications Organization SA*	151,000	3,379,499
(Cost $3,390,934)		6,520,695
India 1.0%
ICICI Bank Ltd. (Cost $1,974,662)	262,800	3,394,365
Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $1,940,560)	93,600	3,229,200
Ireland 2.2%
Anglo Irish Bank Corp., PLC	215,470	3,547,473
CRH PLC (b)	100,330	3,683,372
CRH PLC (b)	4,900	180,201
(Cost $5,626,672)		7,411,046
Italy 4.9%
Banca Intesa SpA (a)	807,470	4,787,911
Banca Italease	77,500	4,712,708
Banco Popolare di Verona e Novara Scrl (a)	82,400	2,319,256
Capitalia SpA (a)	567,000	4,921,453
(Cost $11,643,243)		16,741,328
Japan 20.5%
AEON Co., Ltd.	131,400	3,271,585
Aiful Corp.	28,850	1,722,917
Canon, Inc.	95,100	7,274,588
Credit Saison Co., Ltd.	67,300	3,528,573
Daito Trust Construction Co., Ltd.	44,600	2,318,816
Komatsu, Ltd.	168,000	3,592,676
Mitsubishi Corp.	271,900	6,578,707
Mitsubishi UFJ Financial Group, Inc.	101	1,587,757
Mitsui & Co., Ltd.	213,000	3,219,365
Mitsui Fudosan Co., Ltd.	163,000	3,650,375
Mitsui Sumitomo Insurance Co., Ltd.	172,000	2,318,711
Mizuho Financial Group, Inc.	611	5,210,390
NIDEC Corp.	30,700	2,367,242
Nishi-Nippon City Bank, Ltd.	429,000	2,177,684
Nissan Motor Co., Ltd.	270,853	3,560,944
Sega Sammy Holdings, Inc.	123,100	4,908,216
Shinsei Bank Ltd.	417,000	2,918,799
Toyota Motor Corp.	84,100	4,919,036
Yamada Denki Co., Ltd.	17,000	1,852,808
Yamaha Motor Co., Ltd.	94,000	2,592,193
(Cost $42,548,917)		69,571,382
Korea 1.9%
Hynix Semiconductor, Inc.*	56,100	1,959,812
Samsung Electronics Co., Ltd.	6,489	4,430,573
(Cost $3,058,925)		6,390,385
Mexico 1.1%
Fomento Economico Mexicano SA de CV (ADR) (Cost $2,778,789)	40,900	3,798,792
Netherlands 0.9%
Royal Dutch Shell PLC "B" (Cost $1,689,501)	83,588	2,989,091
Norway 2.1%
Aker Kvaerner ASA	19,400	1,888,017
Norsk Hydro ASA	34,750	5,349,015
(Cost $6,017,925)		7,237,032
Russia 1.3%
AFK Sistema (GDR) (REG S)	44,262	1,084,419
OAO Gazprom (ADR) (REG S)	76,802	3,486,811
(Cost $1,870,417)		4,571,230
Spain 0.7%
Repsol YPF, SA (Cost $2,348,841)	81,000	2,419,851
Sweden 1.0%
Assa Abloy AB "B" (a) (Cost $3,267,908)	174,200	3,373,171
Switzerland 6.3%
Credit Suisse Group* (a)	82,626	5,189,941
Novartis AG (Registered)	68,706	3,941,648
Roche Holding AG (Genusschein)	34,500	5,304,911
UBS AG (Registered)	60,036	7,116,023
(Cost $12,231,096)		21,552,523
Taiwan 0.7%
Hon Hai Precision Industry Co., Ltd. (Cost $1,145,066)	351,065	2,382,172
Turkey 0.4%
Turkcell Iletisim Hizmetleri AS (ADR) (Cost $1,560,263)	87,800	1,496,990
United Kingdom 14.8%
AstraZeneca PLC	47,169	2,606,255
BHP Billiton PLC	331,421	6,823,254
GlaxoSmithKline PLC	88,508	2,511,364
Hammerson PLC	171,045	3,630,621
Imperial Tobacco Group PLC	125,470	3,898,765
Informa PLC	327,831	2,923,321
Kensington Group PLC	75,899	1,566,751
Ladbrokes PLC (a)	324,727	2,484,092
Prudential PLC	424,808	4,984,927
Rolls-Royce Group PLC	26,266,259	4,258,293
Royal Bank of Scotland Group PLC*	193,760	6,328,158
Vodafone Group PLC	1,951,313	4,608,020
Whitbread PLC	172,466	3,522,405
(Cost $37,518,424)		50,146,226
United States 0.6%
Bunge Ltd. (a) (Cost $2,326,849)	40,100	2,139,335
Total Common Stocks (Cost $216,962,695)		323,199,137

Preferred Stocks 0.8%
Germany
Fresenius AG (Cost $2,435,576)	15,735	2,722,603

Securities Lending Collateral 14.9%
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $50,719,394)	50,719,394	50,719,394

Cash Equivalents 3.1%
Cash Management QP Trust, 4.78% (e) (Cost $10,536,700)	10,536,700	10,536,700
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $280,654,365)+	114.0	387,177,834
Other Assets and Liabilities, Net	(14.0)	(48,590,142)
Net Assets	100.0	338,587,692

* Non-income producing security.

+ The cost for federal income tax purposes was $284,032,642. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $103,145,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $105,827,053 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,681,861.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $48,318,297 which is 14.3% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $219,398,271) — including $48,318,297 of securities loaned	$ 325,921,740
Investment in Cash Management QP Trust (cost $10,536,700)	10,536,700
Investment in Daily Assets Fund Institutional (cost $50,719,394)*	50,719,394
Total investments in securities, at value (cost $280,654,365)	387,177,834
Foreign currency, at value (cost $998,303)	999,630
Receivable for investments sold	56,846
Dividends receivable	3,210,080
Interest receivable	110,717
Foreign taxes recoverable	305,076
Other assets	14,446
Total assets	391,874,629
Liabilities
Payable upon return of securities loaned	50,719,394
Payable for investments purchased	2,335,230
Accrued investment advisory fee	140,826
Other accrued expenses and payables	91,487
Total liabilities	53,286,937
Net assets, at value	$ 338,587,692

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $303,227)	$ 5,713,660
Interest — Cash Management QP Trust	72,373
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	144,424
Total Income	5,930,457
Expenses: Management fee	1,003,327
Administrator service fee	231,537
Auditing	31,771
Legal	20,861
Trustees' fees and expenses	8,579
Other	31,816
Total expenses before expense reductions	1,327,891
Expense reductions	(248,333)
Total expenses after expense reductions	1,079,558
Net investment income (loss)	4,850,899
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $463)	42,358,899
Foreign currency related transactions	(79,251)
42,279,648
Net unrealized appreciation (depreciation) during the period on: Investments	22,484,136
Foreign currency related transactions	123,421
22,607,557
Net gain (loss) on investment transactions	64,887,205
Net increase (decrease) in net assets resulting from operations	$ 69,738,104

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 4,850,899	$ 6,006,528
Net realized gain (loss) on investment transactions	42,279,648	55,197,410
Net unrealized appreciation (depreciation) during the period on investment transactions	22,607,557	2,653,439
Net increase (decrease) in net assets resulting from operations	69,738,104	63,857,377
Capital transactions in shares of beneficial interest: Proceeds from capital invested	35,848,651	82,821,203
Value of capital withdrawn	(72,412,829)	(173,084,135)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(36,564,178)	(90,262,932)
Increase (decrease) in net assets	33,173,926	(26,405,555)
Net assets at beginning of period	305,413,766	331,819,321
Net assets at end of period	$ 338,587,692	$ 305,413,766

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	339	305	332	470	667	1,331
Ratio of expenses before expense reductions (%)	.86*	.85	.84	.84	.80	.80
Ratio of expenses after expense reductions (%)	.70*	.70	.70	.70	.70	.70
Ratio of net investment income (loss) (%)	1.56**	1.89	1.31	1.72	1.14	1.05
Portfolio turnover rate (%)	79*	54	63	123	179	137
Total Investment Return (%)[b,c]	25.01**	21.94	12.60	20.65[d]	(13.03)	—

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total investment return for the Portfolio was derived from the performance of the Investment Class of DWS International Equity Fund.

[d] In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio's investment guidelines. Excluding this reimbursement, the total return would have been 20.33%.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolio may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Portfolio may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Additionally, based on the Portfolio's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $120,934,338 and $158,022,282, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended April 30, 2006, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses to the Portfolio to the extent necessary to maintain the annualized expenses of the Portfolio at 0.70%. The amount of the waiver and whether the Advisor and/or Administrator waive its fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended April 30, 2006, the Advisor waived a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $245,629 and the amount imposed aggregated $757,698, which was equivalent to an annualized effective rate of 0.49% of the Portfolio's average net assets.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2006, the Administrator Service Fee aggregated $231,537, of which $41,697 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Portfolio $2,704, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

G. Payments made by Affiliates

During the six-months ended April 30, 2006, the Advisor fully reimbursed the Portfolio $169 for losses incurred on a trade executed incorrectly.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS International Equity Portfolio (the "Portfolio") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	11,184,007.458	523,991.932
Dawn-Marie Driscoll	11,147,231.944	560,767.446
Keith R. Fox	11,184,007.458	523,991.932
Kenneth C. Froewiss	11,184,007.458	523,991.932
Martin J. Gruber	11,184,007.458	523,991.932
Richard J. Herring	11,184,007.458	523,991.932
Graham E. Jones	11,184,007.458	523,991.932
Rebecca W. Rimel	11,147,231.944	560,767.446
Philip Saunders, Jr.	11,184,007.458	523,991.932
William N. Searcy, Jr.	11,184,007.458	523,991.932
Jean Gleason Stromberg	11,147,231.944	560,767.446
Carl W. Vogt	11,184,007.458	523,991.932
Axel Schwarzer	11,184,007.458	523,991.932

II. Approval of revised fundamental investment restrictions on:

II-A. Borrowing Money

Number of Votes:
For	Against	Abstain
10,952,000.792	620,616.309	135,382.289

II-B. Pledging Assets

Number of Votes:
For	Against	Abstain
10,953,007.742	619,609.359	135,382.289

II-C. Senior Securities

Number of Votes:
For	Against	Abstain
10,953,007.742	619,609.359	135,382.289

II-D. Concentration

Number of Votes:
For	Against	Abstain
11,081,740.635	490,876.466	135,382.289

II-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain
10,953,007.742	619,609.359	135,382.289

II-F. Real Estate Investments

Number of Votes:
For	Against	Abstain
11,081,740.635	490,876.466	135,382.289

II-G. Commodities

Number of Votes:
For	Against	Abstain
11,080,733.684	491,883.417	135,382.289

II-H. Lending

Number of Votes:
For	Against	Abstain
11,081,740.635	490,876.466	135,382.289

II-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain
10,953,007.742	619,609.359	135,382.289

* Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and Investment Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class
Nasdaq Symbol	DBAIX	DBBIX	DBCIX	BTEQX
CUSIP Number	23336Y 102	23336Y 201	23336Y 300	23336Y 409
Fund Number	420	620	720	820

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Equity Portfolio

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Equity Portfolio

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006